UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2007
Date of Report (Date of earliest event reported)

DCAP GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-1665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1158 Broadway
Hewlett, NY 11557

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (516) 374-7600

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 14, 2007, DCAP Group, Inc. (“DCAP”) appointed Victor Brodsky as its Principal Financial Officer for Securities and Exchange Commission (the “SEC”) reporting purposes.  Mr. Brodsky has served as DCAP’s Chief Accounting Officer since August 17, 2007.  Reference is made to DCAP’s Form 8-K filed with the SEC on August 23, 2007 with respect to Mr. Brodsky’s appointment as Chief Accounting Officer for a description of his business experience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCAP GROUP, INC.

Date: November 20, 2007	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President